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                                                                  EXHIBIT 10(MM)




                     UNITED RENTALS (NORTH AMERICA), INC.

                           (a Delaware corporation)



                              PURCHASE AGREEMENT
                              ------------------

                                                            August 7, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower
World Financial Center
New York, New York 10281-1209]

Ladies and Gentlemen:

     United Rentals (North America), Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ( the "Initial Purchaser"), with respect to the issue and sale by the Company and the purchase by the Initial Purchaser of the principal amount set forth in Schedule A of the Company's $205,000,000 aggregate principal amount of 8.80% Senior Subordinated Notes due 2008, Series A (the "Securities"). The Securities are to be issued pursuant to an indenture to be dated as of the Closing Time (as defined herein) (the "Indenture") between the Company, the United States subsidiaries of the Company (the "Guarantors") and State Street Bank and Trust Company, as trustee (the "Trustee"). The Securities and the Exchange Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." Pursuant to the Indenture and certain guarantees (the "Guarantees"), the Guarantors have agreed to guaranty the Company's payment and other obligations under the Indenture and the Securities. Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

     The Company understands that the Initial Purchaser proposes to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchaser without being registered under the Securities
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Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom.
Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A")) of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

     Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Notes Registration Rights Agreement (the "Notes Registration Rights Agreement") to be dated as of the Closing Time among the Company, the Guarantors and the Initial Purchaser and for so long as such Securities constitute "Registrable Securities" (as defined in such agreement). Pursuant to the Notes Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the 1933 Act (the "Exchange Offer Registration Statement") relating to the Company's 8.80% Senior Subordinated Notes due 2008 Series B (the "Exchange Notes"), to be offered in exchange for the Securities (such offer to exchange being referred to as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the 1933 Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Notes Registration Statements") relating to the resale by certain holders of the Securities and to use its best efforts to cause such Notes Registration Statements to be declared and remain effective and usable for the periods specified in the Notes Registration Rights Agreement and to consummate the Exchange Offer.

     The Company has prepared and delivered to the Initial Purchaser copies of a preliminary offering memorandum dated August 3, 1998 (the "Preliminary Offering Memorandum") and has prepared and will deliver to the Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated August 7, 1998 (the "Final Offering Memorandum"), each for use by the Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, if any, which has been prepared and delivered by the Company to the Initial Purchaser in connection with the Initial Purchaser's solicitation of purchases of, or offering of, the Securities.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum, if any; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

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     SECTION 1.  Representations and Warranties  .
                 ------------------------------

     (a)  Representations and Warranties by the Company.    The Company
represents and warrants to the Initial Purchaser as of the date hereof (and also agrees that each such representation and warranty will be deemed to be made by the Company as of the Closing Time referred to in Section 2(b) hereof) and agrees with the Initial Purchaser as follows:

          (i)  Similar Offerings.  The Company has not, directly or indirectly,
               -----------------
     solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

          (ii)  Offering Memorandum.  The Offering Memorandum does not, and at
                -------------------
     the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchaser expressly for use in the Offering Memorandum.

          (iii)  Incorporated Documents.  The documents incorporated or deemed
                 ----------------------
     to be incorporated by reference in the Offering Memorandum, if any, at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission (the "1934 Act Regulations"), and, when read together with the other information in the Offering Memorandum, at the date of the Offering Memorandum and at the Closing Time, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iv)  Independent Accountants.  The accountants who certified the
                -----------------------
     financial statements and supporting schedules included in the Offering Memorandum are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of Regulation S-X under the 1933 Act.

          (v)  Financial Statements.  Each of the historical financial
               --------------------
     statements included in the Offering Memorandum, together with related schedules and notes, present fairly (on a consolidated basis where so indicated) the financial condition of the entity or entities to which such financial statement purports to relate (the "Reported Entity") at the date(s) indicated and the statement of operations (or income or earnings as indicated in the applicable financial statement) and cash flows and (in the case of a Reported Entity for which a statement of stockholders' equity is included) stockholders' equity (and partners' capital if so indicated in the applicable financial statement) of the Reported Entity for the

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     period(s) specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise indicated in such financial statements). Any supporting schedules included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial information and the summary historical financial information included in the Offering Memorandum present fairly the information shown therein and, in the case of historical financial data or information of the Company, have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial statements and the related notes thereto included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (vi)  No Manipulation of Market Prices.  The Company has not taken or
                --------------------------------
     caused to be taken and will not take or cause to be taken, either directly or indirectly, any action designed to cause or result in, or which action constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the market price of any security in contravention of any applicable law, including but not limited to those actions prohibited by Section 9(a) of the 1934 Act, the 1934 Act Regulations and Regulation M promulgated by the Commission.

          (vii)  No Material Adverse Change in Business.  Since the respective
                 --------------------------------------
     dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (viii)  Good Standing of the Company.  The Company has been duly
                  ----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (ix)  Good Standing of Subsidiaries.  Each subsidiary of the Company
                -----------------------------
     (each, a "Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the First Amendment to the Third Amended and Restated Credit Agreement dated July 10, 1998 between the Company, United Rentals of Canada, Inc. and Bank of America National Trust and Savings Association ("B of A"), as U.S. Agent, Bank of America Canada, as Canadian Agent, and various financial institutions (the "Credit Agreement") and the Term Loan Agreement dated July 10, 1998 between the Company, certain financial institutions and B of A, as agent (the "Term Loan Agreement")); none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary. The only Subsidiaries of the Company (other than inactive Subsidiaries) are the Subsidiaries listed in Schedule C hereto and each Subsidiary of the Company which constitutes a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X under the 1933 Act); provided, however, that
                                                       --------  -------
     such determination shall be made by reference to the Company's pro forma financial statements as permitted by Rule 3-05(b)(3) of Regulation S-X (each, a "Significant Subsidiary"), is marked with a "*" in Schedule C hereto.

          (x)  Capitalization.  The authorized capital stock of the Company
               --------------
     consists of 3,000 shares of common stock, par value $0.01 per share (the "Common Stock"). As of the date hereof, there were 1,000 shares of Common Stock outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. All of the outstanding capital stock of the Company is owned by United Rentals, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware ("United Rentals"), free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Credit Agreement or the Term Loan Agreement).

          (xi)  Authorization of Agreement.  This Agreement has been duly
                --------------------------
     authorized, executed and delivered by the Company.

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          (xii)  Authorization of the Indenture.  The Indenture has been duly
                 ------------------------------
     authorized by the Company and each Guarantor, and, at the Closing Time, will have been duly executed and delivered by the Company and each such Guarantor and will constitute a valid and binding agreement of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xiii)  Authorization of the Securities.  The Securities have been
                  -------------------------------
     duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture. At the Closing Time, the Securities will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (xiv)  Authorization of the Guarantees.  Each Guaranty has been duly
                 -------------------------------
     authorized by the applicable Guarantor under the laws of its state of incorporation, and, at the Closing Time, each Guaranty relating to Securities being issued as of Closing Time that appears on or is attached to such Securities, will have been duly executed by such Guarantor and, when issued in the manner provided for in the Indenture and delivered in accordance with this Agreement, will constitute a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture. At the Closing Time, the Guarantees will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (xv)  Authorization of the Exchange Notes.  The Exchange Notes have
                ------------------------------------
     been duly authorized by the Company. When the Exchange Notes are issued, executed and authenticated in the manner provided for by the terms of the Exchange Offer and the Indenture, the Exchange Notes will constitute valid and binding obligations of the

     Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture.

          (xvi)  Authorization of the Notes Registration Rights Agreement. The
                 --------------------------------------------------------
     Notes Registration Rights Agreement has been duly authorized by the Company and each Guarantor, and, at the Closing Time, will have been duly executed and delivered by the Company and each Guarantor, and will constitute valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). At the Closing Time, the Notes Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (xvii)  Description of the Securities and the Indenture.  The
                  -----------------------------------------------
     Securities, the Guarantees and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchaser.

          (xviii)  Absence of Defaults and Conflicts.  Neither the Company nor
                   ---------------------------------
     any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Guarantees, the Notes Registration Rights Agreement, and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

          (xix)  Absence of Labor Dispute.  No labor dispute with the employees
                 ------------------------
     of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xx)  Absence of Proceedings.  There is no action, suit, proceeding,
                ----------------------
     inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary thereof which is required to be disclosed in the Offering Memorandum (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xxi)  Accuracy of Representations and Warranties.  To the knowledge
                 ------------------------------------------
     of the Company, the representations and warranties made by each of the Acquired Companies (as defined in the Offering Memorandum) and the selling stockholders in the respective agreements pursuant to which the Company acquired the Acquired Companies did not as of the respective dates thereof contain any inaccuracies that might, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (xxii)  Description of Contracts.  There are no contracts or documents
                  ------------------------
     which are required to be described in the Offering Memorandum which have not been so described.

          (xxiii)  Possession of Intellectual Property.  The Company and its
                   -----------------------------------
     Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xxiv)  Absence of Further Requirements.  No filing with, or
                  -------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, by the Company or any Guarantor in connection with the offering, issuance or sale of the Securities and Guarantees hereunder or the consummation of the transactions contemplated by this Agreement, except (i) for filings and qualifications contemplated by the Notes Registration Rights Agreement, (ii) such as may be required under foreign or state securities or blue sky laws and (iii) such as may be required after the Closing Date pursuant to the Company's periodic reporting requirements on its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K to be filed with the Commission under Sections 13 and 15(d), respectively, of the 1934 Act.

          (xxv)  Possession of Licenses and Permits.  The Company and its
                 ----------------------------------
     Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess such Government Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have, singly or in the aggregate, a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xxvi)  Title to Property.  The Company and its Subsidiaries have good
                  -----------------
     and marketable title to all real property described in the Offering Memorandum as owned by the Company and its Subsidiaries and good title to all other properties described in the Offering Memorandum as owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
     (a) are pursuant to the Credit Agreement and the Term Loan Agreement as described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which claim, if upheld, would result in a Material Adverse Effect.

          (xxvii)  Investment Company Act.  Neither the Company nor any
                   ----------------------
     Guarantor is, or upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxviii)  Environmental Laws.  Except as described in the Offering
                    ------------------
     Memorandum or except as would not, singly or in the aggregate, result in a Material Adverse Effect: (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) neither the Company nor any of its Subsidiaries is lacking any permits, authorizations and approvals required under any applicable Environmental Laws or are in violation of the requirements of such Environmental Laws, (C) there are no pending or, to the best knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the knowledge of the Company there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxix)  Statistical and Market Data.   Nothing has come to the
                  ---------------------------
     attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Offering Memorandum are not based on or derived from sources that are reliable and accurate in all material respects.

          (xxx)  Taxes.  The Company and each of its Subsidiaries have filed all
                 -----
     necessary federal, state, local and foreign income, payroll, franchise and other tax returns (after giving effect to extensions) and have paid all taxes shown as due thereon (except where the failure to so file or pay would not, singly or in the aggregate, have a Material Adverse Effect), and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company, any of its Subsidiaries or any of their properties or assets that would result in a Material Adverse Effect, except for taxes that are being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP.

          (xxxi)  Rule 144A Eligibility.  The Securities are eligible for resale
                  ---------------------
     pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

          (xxxii)  No General Solicitation.  None of the Company, its
                   -----------------------
     affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), or any person acting on its or any of their behalf (other than the Initial Purchaser, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

          (xxxiii)  No Registration Required.  Assuming the accuracy of the
                    ------------------------
     representations and warranties of the Initial Purchaser set forth in
     Section 2(c) hereof and compliance by the Initial Purchaser with the provisions of Sections 6(a) and 6(c) hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          (xxxiv)  Personal Holding Company.  Neither the Company, United
                   ------------------------
     Rentals nor any of its Subsidiaries is or has ever been a Personal Holding Company within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended.

          (xxxv)  Insurance.  Neither the Company nor any Subsidiary has
                  ---------
     received notice from any insurer providing insurance coverage for the Company and its Subsidiaries or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue present insurance coverage, except such as could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

          (xxxvi)  Maintenance of Sufficient Internal Controls.  The Company and
                   -------------------------------------------
     its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxxvii)  Fees.  Other than pursuant to this Agreement, there are no
                    ----
     contracts, agreements or understandings between either the Company, United Rentals or its Subsidiaries and any person that give rise to a valid claim against the Company, United Rentals, any of its Subsidiaries or the Initial Purchaser for a brokerage commission, finder's fee or other like payment relating to the transactions contemplated hereby.

          (xxxviii)  No Agreement for Filing a Registration Statement.  There
                     ------------------------------------------------
     are no persons with registration rights or other similar rights to have any debt securities registered pursuant to any registration statement or otherwise registered by the Company under the 1933 Act, except persons having such rights pursuant to the Notes Registration Rights Agreement and the Notes Registration Rights Agreement dated May 22, 1998 between the Company, certain of the Subsidiaires and the initial purchasers named therein.

          (xxxix)  Compliance with Federal Reserve System Regulations.  Neither
                   --------------------------------------------------
     the Company, any of its Subsidiaries or any agent thereof acting on the behalf of any of them, has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
     221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (xl)  Compliance with Rule 144A.  Each of the Preliminary Offering
                -------------------------
     Memorandum and the Final Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the 1933 Act.

          (xli)  ERISA.  Neither the Company nor any of its Subsidiaries has
                 -----
     violated any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. If any such plan is adopted, the execution and delivery of this Agreement and the sale of the Securities will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representations made in the preceding sentence are made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the purchasers of the Securities as set forth in the Offering Memorandum under "Notice to Investors."

          (xlii)  Limitations on Dividends and other Payment Restrictions.
                  -------------------------------------------------------
     There are, and as of the Closing Time, there will be no agreements containing any limitation on dividends or any other payment restrictions of the type referred to in clause (vii) of the covenant captioned "Description of the Notes B Limitation on Dividends and other Payment Restrictions Affecting Restricted Subsidiaries" contained in the Offering Memorandum.

          (xliii)  Agreements with Affiliates.   Except as listed on Schedule D
                   --------------------------
     attached hereto, there are, and as of the Closing Time, there will be no agreements of the type referred to in clause (vi) of the second paragraph of the covenant captioned "Description of the Notes B Limitation on Transactions with Affiliates" contained in the Offering Memorandum.

          (xliv)  Permitted Indebtedness.  To the best of the Company's
                  ----------------------
     knowledge and belief, except as listed on Schedule E attached hereto, there are, and as of the Closing Time, there will be no agreements existing of the type referred to in clause (c) of the definition of "Permitted Indebtedness" under "Description of Notes B Certain Definitions" contained in the Offering Memorandum. As of the Closing Time, but without giving effect to the issuance of the Securities and the application of the net proceeds therefrom, the aggregate outstanding Indebtedness (as defined in the Offering Memorandum under "Description of Notes -- Certain Definitions") of the Company and its Subsidiaries will not exceed $475,000,000.

          (xlv)  Disclosure of Scheduled Information.  All information contained
                 -----------------------------------
     in the Schedules hereto which would be required to be disclosed in the Offering Memorandum if the Offering Memorandum was a prospectus forming part of a registration statement filed with the Commission under the 1933 Act, has been disclosed in the Offering Memorandum.

     (b) Officer's Certificates . Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Initial Purchaser or to counsel for the Initial Purchaser pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Initial Purchaser; Closing.
                 -----------------------------------------------

     (a)  Securities.    On the basis of the representations and warranties
herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of the Initial Purchaser.

     (b)  Payment.    Payment of the purchase price for, and delivery of
certificates for, the Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the

Initial Purchaser and the Company, at 9:00 A.M. New York City time on the third business day after the date hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchaser and the Company (such time and date of payment and delivery being herein called the "Closing Time").

          Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the account of the Initial Purchaser of certificates for the Securities to be purchased by it.

          (c) Qualified Institutional Buyer. The Initial Purchaser represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").


         (d) Denominations, Registration. One or more Securities in definitive global form, registered in the name of Cede & Co., as nominee of DTC, having an aggregate amount corresponding to the aggregate amount of the Securities sold to Subsequent Purchasers (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchaser in each case with any transfer taxes thereon duly paid by the Company, against payment by the Initial Purchaser of the purchase price therefor in accordance with this Section 2. The Global Note shall be made available for examination by the Initial Purchaser in The City of New York not later than 10:00 a.m. on the business day prior to the Closing Time.

          SECTION 3. Covenants of the Companv. The Company covenants with the Initial Purchase as follows:

         (a) Offering Memorandum. The Company, as promptly as possible, will furnish to the Initial Purchaser, without charge, such number of copies of the Preliminary Offering vIemorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

         (b) Notice and Effect of Material Events. The Company will immediately notify the Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchaser as evidenced by a notice in writing from the Initial Purchaser to the Company, any material changes in or affecting the earnings, business affairs or business prospects of the Company and its Subsidiaries which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchaser or counsel for the Initial Purchaser, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to the Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchaser) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading. To the extent permitted by applicable law, such amendment or supplement may incorporate documents filed with the Commission under the 1934 Act.

         (c) Amendment to Offering Memorandum and Supplements. The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchaser. Neither the consent of the Initial Purchaser, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

         (d) Qualification of Securities for Offer and Sale. The Company will use its best efforts, in cooperation with the Initial Purchaser, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchaser may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (e) Rating of Securities. The Company shall take all reasonable action necessary to enable Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's") to provide their respective credit ratings of the Securities.

         (f) DTC. The Company will cooperate with the Initial Purchaser and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

         (g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds".

         (h) Restriction on Sale of Securities. During a period of 120 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of the Initial Purchaser, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Company comparable to the Securities or securities of the Company that are convertible into, or exchangeable for, the Securities or any such other debt securities (other than (i) the Exchange Notes, (ii) the 9 1/2% Senior Subordinated

Notes due 2008, Series B of the Company, (iii) any debt securities convertible into, or exchangeable for, equity securities of the Company and (iv) any debt securities of another entity acquired by the Company or assumed by the Company in connection with an acquisition of the assets of such entity, which debt securities were (a) existing prior to such acquisition; and (b) were not issued in connection with, or in contemplation of, such acquisition).

         (i) Comply with Agreements. To comply and cause each Guarantor to comply with all of its respective agreements set forth in the Notes Registration Rights Agreement.

         (j) Furnish Reports. So long as any Securities are outstanding, to furnish to the Initial Purchaser as promptly as practicable after they are available copies of all reports or other communications furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its Subsidiaries as the Initial Purchaser may reasonably request.

         (k) PORTAL Registration. To use its best efforts to effect the inclusion of the Securities in PORTAL and to maintain the listing of the Securities on PORTAL for so long as any of such Securities are outstanding.

         (1) Performance of Duties. To use its best efforts (i) to do and perform all things required or necessary to be done and performed on its part under this Agreement by it prior to the Closing Time and (ii) to the extent within the Company's control, to satisfy all conditions precedent to the delivery of the Securities.

    SECTION 4. Payment of Expenses.
               -------------------

    (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any (document incorporated therein by reference, if any) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchaser of this Agreement, the Indenture, the Notes Registration Rights Agreement, and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchaser, including any charges of DTC in connection therewith; (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (viii) any fees payable to the National Association of Securities Dealers, Inc. (the "NASD") in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322, and (ix) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in and subject to the Notes Registration Rights Agreement.

        (b) Termination of Agreement. If this Agreement is terminated by the Initial Purchaser in accordance with the provisions of Section 5 or Section 1 0(a)(i) hereof, the Company shall reimburse the Initial Purchaser for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchaser, provided, however, that any reimbursement by the Company pursuant to this Section 4(b) shall be limited to an aggregate of $500,000.

        SECTION 5. Conditions of Initial Purchaser's Obligations. The
                   ---------------------------------------------
obligations of the Initial Purchaser hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Opinions of Counsel for Company. At Closing Time, the Initial Purchaser shall have received the favorable opinions, dated as of Closing Time, of Ehrenreich Eilenberg Krause & Zivian LLP and Weil, Gotshal & Manges LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchaser, to the effect set forth in Exhibits A-1 and A-2, respectively, hereto and to such further effect as counsel to the Initial Purchaser may reasonably request. In giving such opinions, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel reasonably satisfactory to counsel to the Initial Purchaser. Such counsel may also state that, insofar as such opinions involve factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

         (b) Opinion of Counsel for Initial Purchaser. At the Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchaser, with respect to the matters set forth in (i) through (vii), inclusive, and (viii) (solely as to the information in the Offering Memorandum under "Description of the Notes") and the penultimate paragraph of Exhibit A-2 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Initial Purchaser. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public of officials.

         (c) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchaser shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

         (d) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Initial Purchaser shall have received from each of Ernst & Young LLP, Webster, Duke & Co. PA, KPMG Peat Marwick LLP, Grant Thornton, LLP, KPMG (Canada), Battaglia, Andrews & Moag, P.C., Moss Adams LLP, Beene, Garter LLP, Price Waterhouse Coopers LLP, Price Waterhouse Coopers, McGladrey & Pullen, LLP, BDO Seidman, LLP, Altschuler, Melvoin and Glasser LLP and Schalleur & Surgent, LLC, a letter dated such date, to the effect of Exhibit B and otherwise in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type ordinarily included in accountants"'comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

         (e) Bring-down Comfort Letter. At the Closing Time, the Initial Purchaser shall have received from each of Ernst & Young LLP, Webster, Duke & Co. PA, KPMG Peat Marwick LLP, Grant Thornton, LLP, KPMG Peat Marwick (Canada), Battaglia, Andrews & Moag, P.C., Moss Adams LLP, Beene, Garter LLP, Price Waterhouse Coopers, McGladrey & Pullen, LLP, BDO Seidman, LLP, Altschuler, Melvoin and Glasser LLP and Schalleur & Surgent, LLC, a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (f) Maintenance of Rating. At the Closing Time, the Securities shall be rated at least B2 by Moody's and BB- by S&P, and the Company shall have delivered to the Initial Purchaser a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Initial Purchaser, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities by any "nationally recognized statistical rating agency" within the meaning of Rule 436(g)(2) of the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other debt securities.

         (g) PORTAL. At the Closing Time, the Securities shall have been designated for trading on PORTAL.

         (h) Additional Documents. At the Closing Time, counsel for the Initial Purchaser shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser.

         (i) Termination of Agreement If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchaser by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7 and 8 shall survive any such termination and remain in full force and effect.


    SECTION 6. Subsequent Offers and Resales of the Securities.
               -----------------------------------------------

         (a) Offer and Sale Procedures. The Initial Purchaser and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

             (i) Offers and Sales only to Qualified Institutional Buyers. Offers
                 -------------------------------------------------------
    and sales of the Securities will be made only by the Initial Purchaser or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the 1933 Act).

             (ii) No General Solicitation. The Securities will be offered by
                  -----------------------
    approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering of the Securities.

             (iii) Subsequent Purchaser Notification. The Initial Purchaser will
                   ---------------------------------
    take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or (2) in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) the exemption from registration under the 1933 Act provided by Rule 144, if available.

             (iv) Restrictions on Transfer. The transfer restrictions and the
                  ------------------------
    other provisions set forth in Section 3.14 of the Indenture, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchaser. Following the sale of the Securities by the Initial Purchaser to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchaser shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Security (except that the foregoing disclaimer of liability and responsibility shall not apply where the Company has complied with each of its representations, warranties, covenants and agreements under this Agreement and any such loss, damage or liability is solely attributable to the failure of the Initial Purchaser to comply with its obligations under Sections 6(a) and 6(c) hereof or the inaccuracy of the representations and warranties of the Initial Purchaser set forth in Section 2(c) hereof).

             (v) Delivery of Offering Memorandum. The Initial Purchaser will
                 -------------------------------
    deliver to each purchaser of the Securities from the Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

         (b) Covenants of the Company. The Company covenants with the Initial Purchaser as follows:

             (i) Due Diligence. In connection with the original distribution of
                 -------------
    the Securities, the Company agrees that, prior to any offer or resale of the Securities by the Initial Purchaser, the Initial Purchaser and counsel for the Initial Purchaser shall have the right to make reasonable inquiries into the business of the Company and its Subsidiaries. The Company also agrees to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Company and its Subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law, and so long as the Company (or its direct or indirect holding company) is a "reporting issuer" subject to the periodic reporting requirements of Section 13 and 15(d) of the 1934 Act, it will not be required to disclose any material non-public information not otherwise required to be disclosed under applicable law and which has not at that time been disclosed) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

             (ii) Integration. The Company agrees that it will not and will
                  -----------
    cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchaser, (ii) the resale of the Securities by the Initial Purchaser to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent

     Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

          (iii)  Rule 144A Information.  The Company agrees that, in order to
                 ---------------------
     render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to
     Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

          (iv)  Restriction on Repurchases.  Until the expiration of two years
                --------------------------
     after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise, unless, immediately upon any such purchase, the Company or any Affiliate shall submit such Securities to the Trustee for cancellation.

     (c) Resale Pursuant to Rule 144A. The Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act.

     SECTION 7   Indemnification.
                 ---------------

          (a)  Indemnification of Initial Purchaser.    The Company agrees to
indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by the Initial Purchaser), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Offering Memorandum (or any amendment thereto). The foregoing indemnity with respect to any untrue statement contained in or any omission from the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser (or any person controlling the Initial Purchaser) from whom the person asserting such loss, liability, claim, damage or expense purchased any of the Securities that are the subject thereof if (i) the untrue statement or omission contained in the Preliminary Offering Memorandum (excluding documents incorporated by reference, if any) was corrected in the Final Offering Memorandum; (ii) such person was not sent or given a copy of the Final Offering Memorandum (excluding documents incorporated by reference, if any) which corrected the untrue statement or omission at or prior to the written confirmation of the sale of such Securities to such person; and (iii) the Company satisfied its obligation pursuant to Section 3(a) of this Agreement to provide a sufficient number of copies of the Final Offering Memorandum to the Initial Purchaser.

     (b) Indemnification of Company, Directors and Officers. The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, each of its officers, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (including, without limitation, United Rentals) against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Offering Memorandum.

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Initial Purchaser, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however,
                                                --------  -------
that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.
In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the provisos to the preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 8.  Contribution.  If the indemnification provided for in Section
                 ------------
7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchaser, bear to the aggregate initial offering price of the Securities.

     The relative fault of the Company on the one hand and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the

Securities underwritten by it and distributed to the public as contemplated by this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (including, without limitation, United Rentals) shall have the same rights to contribution as the Company. .

     SECTION 9.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
   All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchaser.

     SECTION 10.  Termination of Agreement.
                  ------------------------

     (a) Termination; General. The Initial Purchaser may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchaser, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission, or if trading generally on the American Stock Exchange or the New York Stock Exchange or on The Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b)  Liabilities.    If this Agreement is terminated pursuant to this
Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 11.   Notices.  All notices and other communications hereunder
                   -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to it at North Tower, World Financial Center, New York, New York 10281-1201, attention of Michael Senft; notices to the Company shall be directed to it at United Rentals (North America), Inc., Four Greenwich Office Park, 3rd Floor, Greenwich, CT 06830 attention of Bradley S. Jacobs, with copies to Oscar D. Folger, 521 Fifth Avenue, 24th Floor, New York, New York 10175 and Joseph Ehrenreich, Ehrenreich Eilenberg Krause & Zivian LLP, 11 East 44th Street, New York, New York 10017.

     SECTION 12.  Parties.  This Agreement shall inure to the benefit of and be
                  -------
binding upon the Initial Purchaser and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchaser and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchaser and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY
                  ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14.  Effect of Headings.  The Article and Section headings herein
                  ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser and the Company in accordance with its terms.

                                    Very truly yours,

                                    UNITED RENTALS (NORTH AMERICA), INC.



                                    By: /s/ Michael J. Nolan
                                        ---------------------------------
                                      Name: Michael J. Nolan
                                      Title: Chief Financial Officer



CONFIRMED AND ACCEPTED,
   as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED


By: /s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated
    --------------------------------------------------------
          Authorized Signatory

                                 SCHEDULE A


                                                    Principal
                                                    Amount of
Name of Initial Purchaser                           Securities
-------------------------                      --------------------

Merrill Lynch, Pierce, Fenner & Smith                  $205,000,000
                 Incorporated................

Total........................................          $205,000,000
-------------------------------------------------------------------









                                    Sch A-1

                                  SCHEDULE B

                     UNITED RENTALS (NORTH AMERICA), INC.



     $205,000 million aggregate principal amount of Senior Subordinated Notes due 2008 of United Rentals (North America), Inc.

     1. The initial offering price to investors of the Securities shall be prevailing market prices at the time of resale to be determined by the Initial Purchaser at the time of each sale.

     2. The purchase price to be paid by the Initial Purchaser for the aggregate principal amount of the Securities shall be $197,500,468, plus accrued interest, if any, from the date of issuance.

     3.  The interest rate on the Securities shall be 8.80% per annum.








                                    Sch B-1

                                  SCHEDULE C

                     UNITED RENTALS (NORTH AMERICA), INC.

Those corporations which are indented represent Subsidiaries of the corporation under which they are indented. Except as otherwise indicated, 100% of the voting stock of each of the Subsidiaries listed below is owned by its parent.


                                SUBSIDIARY LIST

                                                                    State of
                                                                    --------
                        Name of Subsidiary                        Incorporation
                        ------------------                        -------------

     1297334 Ontario Inc.                                         Ontario

     A&A Tool Rentals & Sales, Inc.                               California

     Access Rentals, Inc.*                                        New York

     Action Rental, LLC                                           Colorado

     Adco Equipment, Inc.                                         California

     Adco Equipment Supply, Inc.                                  California

     ASC Equipment Company, Inc.                                  North Carolina

     Bear Associates, Inc.                                        Delaware

     BNR Equipment, Inc.                                          New York

     Contractors Supply & Equipment, Inc.                         Kentucky

     Coran Enterprises, Incorporated                              California

     Dealers Service Company                                      New Jersey

     Grand Valley Equipment Co.                                   Michigan

     High Reach, Inc.*                                            Oregon

     High Reach Co., Inc.                                         Pennsylvania

     Industrial Lift, Inc.                                        New Jersey

     J&J Rental Services Inc.*                                    Texas

     Kubota of Grand Rapids, Inc.                                 Michigan

     Lift Systems, Inc.                                           Illinois

     Madison Equipment Sales and Rental. Inc.                     Alabama

     Mercer Equipment Company                                     North Carolina

     Mid-Mountain Machinery, Inc.                                 Washington

     Misco Rents, Inc.                                            Indiana

     Mission Valley Rentals, Inc.                                 California

     Nevada High Reach Equipment, Inc.                            Nevada

     Palmer Equipment Company, Inc.                               Michigan

     Paul E. Carlson, Inc.                                        Minnesota

     Power Rental Co., Inc.*                                      Oregon

     Rentals Unlimited, Incorporated                              Rhode Island

     River City Machinery Co., Inc.                               Texas

     Rylan, Inc.                                                  Delaware

     San Leandro Equipment Rental Service                        California

     Space Maker Systems of Va., Inc.                             Virginia

     United Rentals of Colorado, Inc. (formerly Santa Fe Supply   Colorado
     & Rental, Inc.)

     United Rentals of Kentucky, Inc.                             Kentucky

     United Rentals of New England, Inc. (formerly Manchester     Connecticut
     Equipment Rental & Sales, Inc.)

     United Rentals of New Jersey, Inc.*                          Delaware

     United Rentals of New York, Inc.                             New York

     United Rentals of Southern California, Inc. (d/b/a Able      California
     Equipment) (formerly Rental Equipment, Inc.)



                                   Sch C-1


                                                                    State of
                                                                    --------
                        Name of Subsidiary                        Incorporation
                        ------------------                        -------------

     United Rentals of Utah, Inc.                                 Utah

     United Rents Et. Al., Inc.                                   California

     Valley Rentals, Inc.                                         Washington

     West Main Rentals and Sales, Inc.                            Oregon

     Yankee Equipment Corporation                                 Connecticut

*   Represents a "Significant Subsidiary" (as defined in Rule 1-02 of Regulation
    S-X under the 1933 Act, provided, however, that this determination shall be
                            --------  -------
    made by reference to the Company's pro forma financial statements as permitted by Rule 3-05(b)(3) of Regulation S-X.




                                   Sch D-1

                                  SCHEDULE D

                          AGREEMENTS WITH AFFILIATES

         1 . Private Placement Purchase Agreements entered into with each officer of the Company in connection with the purchase by such officer of securities of the Company (as described in the Offering Memorandum under "Management-Capital Contributions by officers and directors"). The form of this agreement is filed as an exhibit to the Company's Report on l0-K for the year ended December 31, 1997.

         2. Amendments to the agreements referred to in paragraph 1 above (the form of which is filed as an Exhibit to the Company's Report on Form 10-Q for the quarter ended March 31, 1998).



                                   Sch D-1

                                  SCHEDULE E

                            PERMITTED INDEBTEDNESS

  1. The Company's Permitted Indebtedness as of the Closing Time consists of the following:

              a)   Credit Facility                      $ 99,401,408
              b)   Equipment notes                         9,117,052
              c)   Outstanding letter of credit            1,400,000
              d)   Due to seller obligations               3,374,866
              e)   Convertible note                          275,000
              f)   9 1/2% Notes                          200,000,000
                                                       $ 313,568,326
                                                       =============





                                   Sch E-1

                                   Exhibit A

                     FORM OF OPINION OF COMPANY'S COUNSEL
                   TO BE DELIVERED PURSUANT TO SECTION 5(a)

         As to various questions of fact material to our opinion, we have relied upon the certificates of officers and upon certificates of public officials. With regard to the due incorporation of corporations (other than the Company) and the good standing of corporations (other than the Company), we have (subject to the next sentence) relied entirely upon certificates of public officials. With regard to the tax good standing of certain corporations (other than the Company), we have relied solely upon a certificate of an officer of such corporation to the effect that the corporation has filed the most recent annual report required by the law of such jurisdiction and that all franchise taxes required to be paid under such law have been paid. We have also examined such corporate documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company.


         The opinions provided in Clause (viii) below, as they concern the Significant Guarantors (other than those Significant Guarantors incorporated in the State of New York), may be provided in reliance on the opinions of local counsel reasonably satisfactory to the Initial Purchaser, provided that such opinions of local counsel are also addressed to and may also be relied upon by the Initial Purchaser. We have reviewed such opinions provided by local counsel and, based upon such review, we believe that you are justified in relying thereon.

         In providing the opinions in Clause (ix) below with respect to Guarantors (other than Significant Guarantors), such counsel may assume due authorization, execution and delivery of the Guarantees to be provided by such Guarantors (other than Significant Guarantors).

         In this opinion, "Significant Guarantor" means any Significant Subsidiary or any other Subsidiary incorporated in the State of New York.

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by


                                     A-1-1
reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         (iv) The authorized, issued and outstanding capital stock of the Company consists of 3000 shares of Common Stock, $.01 par value $0.01 per share (the "Common Stock"). As of the date hereof, there were 1000 shares of Common Stock outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any security holder of the Company arising by statute or the Company's certificate of incorporation or by-laws or, to the best of our knowledge (after due inquiry), any other preemptive or other similar rights of any security holder of the Company. All of the outstanding capital stock of the Company is owned by United Rentals, to the best of our knowledge (after due inquiry) free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Credit Agreement or the Term Loan Agreement).

         (v) Each Significant Subsidiary is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

         (vi) Each Significant Subsidiary has been duly incorporated and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum. Except as otherwise disclosed in the Offering Memorandum and other than as contemplated by the Credit Agreement or the Term Loan Agreement, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Significant Subsidiary arising pursuant to statute or such Subsidiary's certificate of incorporation or by-laws or, to the best of our knowledge, any other preemptive or other similar rights of any security holder of such Significant Subsidiary.

         (vii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         (viii) The execution, delivery and performance of the Indenture, the Registration Rights Agreement and the Guarantees, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of each Significant Guarantor. Each Significant Guarantor has duly executed and delivered (i) the Indenture, (ii) the Registration Rights Agreement and (iii) their respective Guarantees relating to the Securities being issued on the date hereof that appear on or are attached to such Securities.


                                     A-1-2

         (ix) The Notes Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (x) If any documents are incorporated by reference in the Offering Memorandum, such documents (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereof.

         (xi) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property or assets of the Company or any Subsidiary thereof is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Memorandum;

         (xii) The information in the Offering Memorandum under "Business-- Environmental Regulation," to the extent that it constitutes summaries of matters of law, has been reviewed by us and is correct in all material respects. Additionally, the information in the Offering Memorandum in the first sentence of the third paragraph under the caption "Exchange Offer; Registration Rights" is correct in all material respects. We have drawn your attention to the fact that (i) the interpretations of the Commission described in such sentence are contained solely in no-action letters issued by the Commission to various third parties, (ii) the Company has not requested a no-action letter from the Commission relating to the transactions contemplated by the Offering Memorandum and (iii) the Commission is not precluded from changing the interpretations set forth in such no-action letters or from not following such interpretations with respect to the transactions contemplated by the Offering Memorandum. The statements set forth in the Offering Memorandum under the caption "Exchange Offer; Registration Rights," insofar as they purport to constitute a summary of the terms of the Notes, the Guarantees, and the Notes Registration Rights Agreement, are accurate summaries in all respects of such terms.


         (xiii) To the best of our knowledge (after due inquiry), neither the Company nor any Subsidiary is in violation of its charter or by-laws.

         (xiv) To the best of our knowledge, neither United Rentals, the Company nor any Subsidiary thereof is in default in the due performance or observance of, or is in violation of, any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or

                                     A-1-3
referred to in the Offering Memorandum or incorporated by reference therein which violations or defaults are required to be described in the Offering Memorandum and are not so described or would, individually or in the aggregate, have a Material Adverse Effect or effect the validity of the Securities or the Guarantees.

         (xv) No filing (except for filings under the 1933 Act and 1939 Act pursuant to the Notes Registration Rights Agreement), authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which we need express no opinion) is required by the Company in connection with the due authorization, execution and delivery of the Purchase Agreement or by the Company or any Guarantor in connection with the due authorization, execution, delivery or performance of the Indenture or the Notes Registration Rights Agreement or in connection with the offering, issuance, sale or delivery of the Securities and the Guarantees, as applicable, to the Initial Purchaser or the resale thereof by the Initial Purchaser in accordance with the Purchase Agreement.

         (xvi) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.

         (xvii) The execution, delivery and performance of the Purchase Agreement, the DTC Agreement, the Indenture, the Notes Registration Rights Agreement, the Notes, the Guarantees and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum and compliance by the Company and each Guarantor, as applicable, with its obligations under the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Notes and the Guarantees, (A) after reasonable investigation, do not and will not (subject to the next sentence), whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1
(a)(xvii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults, Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), (B) result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or (C) to the best of our knowledge (after due inquiry), result in any violation of the provisions of any applicable law, statute, rule or regulation of the United States of America or included in the Delaware General Corporate Law (except we express no opinion as to "blue sky" laws), judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations. No opinion is rendered pursuant to clause A of the preceding sentence with respect to the Credit Agreement, the Term Loan Agreement or the Indenture


                                     A-1-4
governing the Company's 9 1/2% Senior Subordinated Notes due 2008 (the 9 1/2% Notes Indenture") contained in the Offering Memorandum) (or any agreement or instrument entered into or executed by the Company or any Subsidiary pursuant to the Credit Agreement, the Term Loan Agreement or the 9 1/2% Notes Indenture, or as contemplated thereby).

         (xviii) Neither the Company nor any Subsidiary which is a Guarantor is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         In addition, we have participated in conferences with officers and representatives of the Company, counsel to the Initial Purchaser, representatives of the independent accountants for the Company and the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed. Although we have not undertaken, except as otherwise indicated in this opinion, to investigate or verify independently, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the information that we gained in the course of the performance of such services and our representation of the Company, we confirm to you that nothing that came to our attention in the course of such review or representation has caused us to believe that (i) the Offering Memorandum (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which we make no statement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which such counsel need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) that there are any franchise agreements, indentures, mortgages, loan agreements, notes, leases or other contracts or instruments required to be described or referred to in the Offering Memorandum that are not described or referred to in the Offering Memorandum or that any descriptions of or references to any of the foregoing are not correct in all material respects (except that we express no view with respect to the descriptions of the Notes, the Indenture, the Credit Agreement, the Term Loan Agreement or 9 1/2% Notes Indenture contained in the Offering Memorandum).


         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). Such counsel may in addition rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel reasonably satisfactory to counsel to the Initial Purchaser.




                                     A-1-5

                                                                  Exhibit A-2

               FORM OF OPINION OF COMPANY'S COUNSEL
              TO BE DELIVERED PURSUANT TO SECTION 5(a)

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

         2. The Securities are in the form contemplated by the Indenture. The Securities have been duly authorized by all necessary corporate action on the part of the Company and, when executed by the Company, authenticated by the Trustee, and issued and delivered in the manner provided in the Purchase Agreement and the Indenture against payment of the consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

         3. The Guarantees are in the form contemplated by the Indenture. Assuming the Guarantees have been duly authorized, executed and delivered on the part of each Guarantor, the Guarantees will constitute a valid and binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceablity, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

         4. The execution, delivery and performance of the Purchase Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Purchase Agreement has been duly and validly executed and delivered by the Company.

         5. The execution, delivery and performance of the Indenture by the Company has been duly authorized by all necessary corporate action on the part of the Company. The Indenture has been duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery of the Indenture by each Guarantor and assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture constitutes the legal, valid and binding obligation of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of

                                     A-2-1
equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         6. The execution, delivery and performance of the Notes Registration Rights Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company. The Notes Registration Rights Agreement has been duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery thereof by the Guarantors, and assuming the due authorization, execution and delivery thereof by the Initial Purchaser, the Notes Registration Statement constitutes the legal, valid and binding obligation of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

         7. The Exchange Notes, when duly executed by the Company, authenticated by the Trustee, and issued and delivered in accordance with and in the manner provided in the Notes Registration Rights Agreement and the Indenture, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

         8. The statements contained in the Offering Memorandum under the captions "Offering Memorandum Summary - The Offering", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Description of Credit Facility and Certain Indebtedness," "Certain Information Concerning Pending Merger - Certain Additional Information Concerning the Merger," "Description of the Notes" and "Exchange Offer; Registration Rights," insofar as they purport to describe provisions of the Indenture, the Notes, the Guarantees, the Notes Registration Rights Agreement, the Credit Agreement, the Term Loan Agreement, the 9 1/2% Notes Indenture, the Merger Agreement for the Merger or matters of federal or New York or Delaware corporate law, constitute a fair and accurate summary thereof in all material respects. We have drawn your attention to the fact that (i) the interpretations of the Commission described in such sentence are contained solely in no-action letters issued by the Commission to various third parties, (ii) the Company has not requested a no-action letter from the Commission relating to the transactions contemplated by the Offering Memorandum and (iii) the Commission is not precluded from changing the interpretations set forth in such no-action letters or from not following such interpretations with respect to the transactions contemplated by the Offering Memorandum.

         9. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in


                                     A-2-2
connection with the execution and delivery by the Company of the Purchase Agreement or the consummation by the Company or any Guarantor of the transactions contemplated thereby, except for filings and other actions required under or pursuant to the 1933 Act, the 1934 Act, the 1939 Act and other federal or state securities or "blue sky" laws and the rules of the New York Stock Exchange, as to which we express no opinion.

         10. Assuming (a) the accuracy of the representations and warranties of the Initial Purchaser contained in Sections 2(c), 6(a) and 6(c) of the Purchase Agreement and (b) compliance by the Initial Purchaser with their covenants and agreements set forth in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser pursuant to the Purchase Agreement or the initial resales of the Securities by the Initial Purchaser in the manner contemplated by and in accordance with the Purchase Agreement to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act, it being understood that we express no opinion as to any subsequent resale of the Securities.

         11. The Company is not an "investment company" nor an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         12. The execution and delivery of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Notes and the Guarantees, the consummation of the transactions contemplated thereby and compliance by the Company and the Guarantors with the provisions thereof, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or Repayment Event (as defined in Section 1 (a) (xvii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary thereof pursuant to the Credit Agreement, the Term Loan Agreement or the 9 l/2% Notes Indenture (or any agreement or instrument entered into or executed by the Company or any Subsidiary pursuant to the Credit Agreement, the Term Loan Agreement or the 9 l/2% Notes Indenture or as contemplated thereby).

         We have participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company in connection with the preparation of the Offering Memorandum and although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent specified in paragraph 8 above) no facts have come to our attention which lead us to believe that the Offering Memorandum, at any time from the date thereof through the Closing Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and related notes and the other financial and accounting data included in the Offering Memorandum).

    In rendering this opinion, we have relied, as to all matters governed by the laws of



                                     A-2-3
jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel reasonably satisfactory to counsel to the Initial Purchaser.



                                     A-2-4

                                                                       Exhibit B

                      FORM OF ACCOUNTANTS' COMFORT LETTER
                           PURSUANT TO SECTION 5(d)


             (i) We are independent public accountants with respect to the Company/1/ within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

             (ii) In our opinion, the financial statements audited by us and the related financial statement schedules included in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

             (iii)/2/ On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim financial statements of the Company for the
           month periods ended                 , 1996 and               , 1997,
    ------                     ----------------           --------------
    (collectively, the "Quarterly Financials"), a reading of the latest available unaudited interim financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors of the
    Company and the               and               Committees of the Board of
                    -------------     -------------
    Directors of the Company since     , 1997/3/, inquiries of certain
                                   ----
    officials the Company responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the Quarterly Financials and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

               (A) the Quarterly Financials included in the Offering Memorandum do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or any material modifications should be made to the unaudited financial statements included in the Offering Memorandum for them to be in conformity with generally accepted accounting principles;



---------------------------
1 As used in this Annex A, the "Company" refers to United Rentals (North America), Inc. or any of its Subsidiaries, the respective financial statements of which have been prepared by the accounting firm rendering the comfort letter.

2 Paragraph (iii) should be included for those comfort letters addressing financial statements that include unaudited interim information.

3      Insert date that is one day after the end of the last audit period.



                                      B-l

                (B) at         , 199_ /4/ and at a specified date not more than
                       --------
       five days/5/ prior to the date of this Agreement, there was any change in the shareholder's equity of the Company or any decrease in the assets of the Company or any increase in the liabilities of the Company in each case as compared with amounts shown in the latest balance sheet of the Company included in the Offering Memorandum, except in each case for changes, decreases or increases that the Offering Memorandum discloses have occurred or may occur; or

                (C) for the period from          , 19   to          , 19
                                        ---------    __    ---------    __
       and/6/ for the period from          , 19   to a specified date not more
                                  ---------    --
       than five days prior to the date of this Agreement, there was any decrease in the cash and cash equivalents, net rental equipment, total assets, debt or stockholders' equity in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Offering Memorandum discloses have occurred or may occur.

             (iv) Based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included in the Offering Memorandum and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Financial Data included in the Offering Memorandum do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited financial statements for the respective periods or that the financial statements not included in the Offering Memorandum from which certain of such data were derived are not in conformity with generally accepted accounting principles.

             [(v) We have compared the information in the Offering Memorandum under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K.]


----------------------------
4 Insert the date of most recent balance sheet of the Company, if those statements are more recent than the unaudited interim financial statements included in the Registration Statement.


5 The specified date should be five calendar days prior to the date of the Underwriting Agreement.

6 Insert dates to describe the period from the date of the most recent financial statements in the Registration Statement to the date of the most recent unaudited interim financial statements of the Company, if those dates are different. Regardless of whether this language is inserted or not, the period including five days prior to the date of the Underwriting Agreement should run from the date of the last financial statement included in the Registration Statement, not from the later one that is not included in the Registration Statement.

             (vi) Based upon the procedures set forth in clause (iii) above, a reading of the unaudited financial statements of the Company for the most recent period that have not been included in the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for the most recent period do not agree with the amounts set forth in the unaudited financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements.

             (vii) We are unable to and do not express any opinion on the Pro Forma Consolidated Financial Statements (the "Pro Forma Statement") included in the Offering Memorandum or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

             (A) read the Pro Forma Statement;

             (B) performed an audit of the financial statements to which the pro forma adjustments were applied;

             (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

             (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that (i) the Pro Forma Statement included in the Offering Memorandum does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or (ii) the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

             (viii) In addition to the procedures referred to in clause (iii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Offering Memorandum, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.





                                      B-3